SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report –  October 18, 2005
(Date of Earliest Event Reported)

COMPUTER HORIZONS CORP.
(Exact name of registrant as specified in its charter)

New York	0-7282	13-2638902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

49 Old Bloomfield Avenue
Mountain Lakes, New Jersey 07046-1495
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 299-4000

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 18, 2005, Computer announced certified results of a special meeting of shareholders.  A press release was distributed on October 18, 2005 notifying the public of this announcement.  The press release is attached as exhibit 99.1

Item 9.01 Financial Statements and Exhibits

The press release is attached as exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2005

COMPUTER HORIZONS CORP.

	By:	/s/ Michael J. Shea

Michael J. Shea
Chief Financial Officer

Exhibit Index

99.1     Press Release dated October 18, 2005